UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 28, 2010
BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)
122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
(212) 633-3300
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On June 28, 2010, Barnes & Noble, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended May 1, 2010 and issuing guidance for the first quarter and full year ending April 30, 2010 (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

To supplement the Company’s consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), in the press release attached hereto as Exhibit 99.1 the Company uses the financial measure of comparable sales.

The Company’s management reviews this measure internally to evaluate the Company’s performance and manage its operations.  Given the recent changes in revenue recognition for the Company’s business, the Company will change its computation of comparable sales for the first quarter and full year guidance ending on April 30, 2011 (see changes below) and the Company believes that the inclusion of these new comparable sales results will provide investors useful and important information regarding the Company’s operating results.  The following changes to the comparable sales calculations will commence on May 3, 2010, the first day of the fiscal year ending on April 30, 2011:

Barnes & Noble Retail

Comparable store sales increase (decrease) is calculated on a 52-week basis, including sales from stores that have been open for at least 15 months and all eReader device revenue deferred in accordance with ASC 605-25 Revenue Recognition, Multiple Element Arrangements, and does not include sales from closed or relocated stores.

Barnes & Noble College

Comparable store sales increase (decrease) is calculated on a 52-week basis, including sales from stores that have been open for at least 15 months and all eReader device revenue deferred in accordance with ASC 605-25 Revenue Recognition, Multiple Element Arrangements, and does not include sales from closed or relocated stores.  Additionally, for textbook rentals, comparable store sales reflects the retail selling price of a new textbook when rented, rather than solely the rental fee received and amortized over the rental period.

Barnes & Noble Digital and Internet

Comparable sales increase (decrease) is calculated on a 52-week basis and includes sales of physical and digital products made online through the Company’s website and eBookstore, including sales through its eReader devices, and all eReader device revenue deferred in accordance with ASC 605-25 Revenue Recognition, Multiple Element Arrangements.  Additionally, comparable sales reflects the actual retail selling price for eBooks sold under the agency model, rather than solely the commission received.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits

99.1  Press Release of Barnes & Noble, Inc., dated June 28, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.
(Registrant)

By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi
Chief Financial Officer

Date: June 28, 2010

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Barnes & Noble, Inc., dated June 28, 2010